Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation of our report dated February 12, 1997, which is incorporated in this Annual Report on Form 10-K.


Killman, Murrell & Co.

April 15, 1997


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